UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2007

NET 1 UEPS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-31203	98-0171860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

President Place, 4th Floor, Cnr. Jan Smuts Avenue and Bolton Road
Rosebank, Johannesburg, South Africa
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: 011-27-11-343-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02.	Results of Operations and Financial Condition.

Item 7.01.	Regulation FD Disclosure.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure.”

On August 29, 2007, Net 1 UEPS Technologies, Inc. (“Net1”) issued a press release setting forth Net1’s fourth quarter and year ended June 30, 2007 financial results. A copy of Net1’s press release is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

	(d)	Exhibits

	99.1	Press Release, dated August 29, 2007, issued by Net 1 UEPS Technologies, Inc.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NET 1 UEPS TECHNOLOGIES, INC.

Date: August 29, 2007	By:	/s/ Serge Belamant
Dr. Serge C.P. Belamant
Chief Executive Officer